UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 9, 2004

INTEGRAL SYSTEMS, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	0-18603	52-1267968
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5000 Philadelphia Way, Lanham, Maryland 20706-4417

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (301) 731-4233

(Former Name or Former Address, if Changed Since Last Report)

Item 7.	FINANCIAL STATEMENTS AND EXHIBITS

(c)    Exhibits

99.1	Press release dated August 9, 2004 (furnished herewith solely pursuant to Item 12, “Results of Operations and Financial Condition”)

Item 12.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On August 9, 2004, Integral Systems, Inc. (the “Company”), issued a press release announcing the Company’s financial results for the three and nine months ended June 30, 2004 and a cash dividend of $.03 per share. A copy of the press release is attached hereto as Exhibit 99.1.

The information in this Form 8-K and the Exhibit attached to this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except if the Company expressly states that such information is to be considered “filed” under the Exchange Act or incorporates it by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEGRAL SYSTEMS, INC.

By:	/s/ Steven R. Chamberlain
Steven R. Chamberlain
Chairman and Chief Executive Officer

Date: August 10, 2004

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release dated August 9, 2004